SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2010

BLOGGERWAVE INC.

 (Exact name of registrant as specified in its charter)

Nevada	0-53631	26-3126279
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
800 West El Camino Real Suite 180 Mountain View, CA 94040
(Address of principal executive offices)
Office: 650.943.2490 Facsimile: 650.962.1188
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02

Termination of a Material Definitive Agreement.

Advisory Agreements

Peter Hewitt

On November 16, 2010, Bloggerwave, Inc., a Nevada corporation, (the “Company”) terminated that certain Advisory Board Agreement (the “Hewitt Agreement”) entered into by and between the Company and Peter Hewitt (“Mr. Hewitt”) on January 22, 2010, which provided that Mr. Hewitt was to serve on the Company’s Advisory Board for a period of two years. The Hewitt Agreement stated that Mr. Hewitt shall receive $10,000 and 211,750 shares of the Corporation’s common stock. However, the compensation clause of the Hewitt Agreement was incorrect as Mr. Hewitt was only to receive $10,000 cash, and not the shares. In light of the fact that Mr. Hewitt has failed to provide services to the Company for the duration of the term, and since the Company has been unable to communicate with Mr. Hewitt, the Company is now terminating the Hewitt Agreement, but will not be able to provide an amended exhibit.

 A description of the terms of the Hewitt Agreement was previously described in the Form 8-K filed by the Company on February 11, 2010, and is incorporated herein by reference. According to the terms of the Hewitt Agreement, the Company may terminate the Agreement at the sole discretion of the Company’s Board of Directors, without the incursion of any termination penalties.

Louis Yerolemou

On November 16, 2010, the  Company terminated that certain Advisory Board Agreement (the “Yerolemou Agreement”) entered into by and between the Company and Peter Yerolemou (“Mr. Yerolemou”) on January 22, 2010, which provided that Mr. Yerolemou was to serve on the Company’s Advisory Board for a period of two years. The Yerolemou Agreement stated that Mr. Yerolemou shall receive $10,000 and 211,750 shares of the Corporation’s common stock. However, the compensation clause of the Yerolemou Agreement was incorrect, as Mr. Yerolemou was only to receive $10,000 cash, and not the shares. In light of the fact that Mr. Yerolemou has failed to provide services to the Company for the duration of the term, and since the Company has been unable to communicate with Mr. Yerolemou, the Company is now terminating the Yerolemou Agreement, but will not be able to provide an amended exhibit.

 A description of the terms of the Yerolemou Agreement was previously described in the Form 8-K filed by the Company on February 11, 2010, and is incorporated herein by reference. According to the terms of the Yerolemou Agreement, the Company may terminate the Agreement at the sole discretion of the Company’s Board of Directors, without the incursion of any termination penalties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 2010

BLOGGERWAVE INC.

By:   /s/ Ulrik Svane Thomsen

Ulrik Svane Thomsen

CEO